UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2007
IRIDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27598	77-0210467

(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)
1212 Terra Bella Avenue
Mountain View, California 94043
(Address of principal executive offices and zip code)
(650) 940-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On April 6 2007, IRIDEX Corporation, (“IRIDEX”) entered into a Settlement Agreement (“Settlement Agreement”) with Synergetics, Inc. and Synergetics USA, Inc. (collectively “Synergetics”). Pursuant to the Settlement Agreement, IRIDEX and Synergetics agreed that within five business days following the execution of the Settlement Agreement the parties will jointly execute and file dismissals of the each of the following legal actions: IRIDEX Corporation v. Synergetics USA, Inc. and Synergetics, Inc., United States District Court for the Eastern District of Missouri, Case No. 4:05-cv-01916-CDP; Synergetics, Inc. v. IRIDEX Corporation, United States District Court for the Eastern District of Missouri, Case No. 4:07-cv-358-MLM; and Synergetics, Inc. v. Peregrine Surgical, Ltd., Innovatech Surgical, Inc., and IRIDEX Corporation, United States District Court for the Eastern District of Pennsylvania, Case No. 2:06-cv-00107-TMG.
     Under the terms of the Settlement Agreement, both IRIDEX and Synergetics will release the other party, together with such party’s affiliates, from any and all claims, causes of action, demands, damages, liabilities and losses of any nature, as of the effective date of the Settlement Agreement. These actions will terminate all legal proceedings between IRIDEX and Synergetics.
     In addition, IRIDEX and Synergetics agreed to a fully paid-up, royalty free, worldwide cross licensing of various patents between the two companies. In consideration of these licenses Synergetics agreed to pay IRIDEX $6.5 million over a period of five years. The first payment of $2.5 million by Synergetics is to be paid on April 16, 2007, followed with annual payments of $800,000 on each April 16th until 2012. Furthermore, IRIDEX and Synergetics, Inc. have agreed to a Manufacture and Supply Agreement under which Synergetics, Inc. obtained the exclusive right to manufacture and supply various disposable products for IRIDEX.
     Additional information describing the terms of the settlement agreement is included in our press release dated April 10 2007, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 8.01. Other Events.
     On April 10 2007, we issued a press release disclosing the events set forth in this report. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit
Number	Description

Exhibit 99.1	IRIDEX Press Release, “IRIDEX Announces Settlement of All Litigation with Synergetics,” dated April 10, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IRIDEX CORPORATION
Dated: April 12, 2007	By:	/s/ Meryl Rains
Meryl Rains,
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	IRIDEX Press Release, “IRIDEX Announces Settlement of All Litigation with Synergetics,” dated April 10, 2007.